Exhibit 24.1


                                POWER OF ATTORNEY
                                -----------------

         The undersigned, as a director and/or an officer of Point West Capital Corporation. (the "Company"), does hereby constitute and appoint Alan B. Perper as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as be might or could do in person, thereby ratifying and confirming all that any said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of February, 2000.



                                                /s/ Bradley N. Rotter
                                                -----------------------------
                                                Bradley N. Rotter

                                                                  Exhibit 24.1


                                POWER OF ATTORNEY
                                -----------------

         The undersigned, as a director and/or an officer of Point West Capital Corporation. (the "Company"), does hereby constitute and appoint Alan B. Perper as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as be might or could do in person, thereby ratifying and confirming all that any said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 23 day of February, 2000.



                                                 /s/ John Ward Rotter
                                                 -----------------------------
                                                 John Ward Rotter

                                                                Exhibit 24.1


                                POWER OF ATTORNEY
                                -----------------

         The undersigned, as a director and/or an officer of Point West Capital Corporation. (the "Company"), does hereby constitute and appoint Alan B. Perper as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as be might or could do in person, thereby ratifying and confirming all that any said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 21 day of January, 2000.




                                                    \s\ Stephen T. Bow
                                                    ---------------------------
                                                     Stephen T. Bow

                                                                Exhibit 24.1


                                POWER OF ATTORNEY
                                -----------------

         The undersigned, as a director and/or an officer of Point West Capital Corporation. (the "Company"), does hereby constitute and appoint Alan B. Perper as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as be might or could do in person, thereby ratifying and confirming all that any said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 21 day of January, 2000.




                                                    \s\ Paul A. Volberding
                                                    ---------------------------
                                                     Paul A. Volberding